                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.)


Filed by the registrant [X]
Filed by a party other than the registrant [_]
Check the appropriate box:
[_] Preliminary proxy statement
[X] Definitive proxy statement
[_] Definitive additional materials
[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

  [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
  [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
      6(i)(3).
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


  (1) Title of each class of securities to which transaction applies:
  ______________________________________________________________________________

  (2) Aggregate number of securities to which transactions applies:
  ______________________________________________________________________________

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
  ______________________________________________________________________________

  (4) Proposed maximum aggregate value of transaction:
  ______________________________________________________________________________

  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:
  ______________________________________________________________________________

  (2) Form, schedule or registration statement no.:
  ______________________________________________________________________________

  (3)  Filing party:
  ______________________________________________________________________________

  (4)  Date filed:
________________________________________________________________________________

                  TUBOSCOPE VETCO INTERNATIONAL CORPORATION
                               2835 HOLMES ROAD
                             HOUSTON, TEXAS 77051

                        ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 8, 1995

                                _____________

                                PROXY STATEMENT

                                _____________

                            SOLICITATION OF PROXIES


     The accompanying proxy is solicited on behalf of the Board of Directors of Tuboscope Vetco International Corporation (the "Company") for use at the 1995 Annual Meeting of Stockholders (the "Meeting") to be held at The Ritz Carlton Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027, on June 8, 1995 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof.

     All shares represented by each properly executed, unrevoked proxy received in time for the Meeting will be voted in the manner specified therein. If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted FOR (i) the election of the nine nominees for election to the Board of Directors listed in the proxy, (ii) the approval of an amendment to the Amended and Restated Stock Option Plan for Key Employees of Tuboscope Vetco International Corporation, providing for an increase in the number of shares of Common Stock of the Company (the "Common Stock") reserved for issuance thereunder from 1,399,000 shares to 1,799,000 shares, and (iii) the ratification of the selection of Ernst & Young LLP as the Company's independent auditors.

     Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by presenting at the Meeting a later-dated proxy executed by the person who executed the prior proxy, or by attendance at the Meeting and voting in person by the person who executed the proxy.

     This proxy statement is being mailed to the Company's stockholders on or about May 2, 1995. The expense of soliciting proxies will be borne by the Company. The solicitation will be by mail. Expenses include reimbursement paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Meeting to beneficial owners of Common Stock. Further solicitation of proxies may be made by telephone or oral communication with stockholders by the Company's regular employees who will not receive additional compensation for the solicitation and by Morrow & Co., Inc., whose services to the Company will include the search and distribution of materials as well as the solicitation of proxies from brokers, banks and nominees for which it will receive payment of $3,500 plus out of pocket expenses.


                      OUTSTANDING SHARES AND VOTING RIGHTS

     Only holders of record of the 18,492,394 shares of Common Stock outstanding at the close of business on the record date, April 26, 1995, will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. On each matter to be considered at the Meeting, each stockholder will be entitled to cast one vote for each share of Common Stock held of record by such stockholder on April 26, 1995.

     In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of the Common Stock entitled to vote at the Meeting must be represented at the Meeting.

     Under the Company's bylaws and Delaware law, shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. All other proposals to come before the Meeting require the approval of a majority of the shares of stock having voting power present. Abstentions as to a particular proposal will have the same effect as votes against such proposal. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of such proposal and will not be counted as votes for or against such proposal.


                 VOTING SECURITIES AND CERTAIN HOLDERS THEREOF

     The following table sets forth as of April 26, 1995, the amount and percentage of the outstanding shares of the Common Stock which, according to the information supplied to the Company, are beneficially owned by (i) each of the directors of the Company and Tuboscope Vetco International Inc., the Company's wholly-owned subsidiary ("TVI"), individually (each of whom is also a nominee for election as a director of the Company), (ii) each of the Named Officers (as defined on page 7), (iii) all directors and executive officers of the Company and TVI as a group and (iv) each person or entity who is known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Except to the extent indicated in the footnotes to the following table, each of the persons or entities listed therein has sole voting and sole investment power with respect to the shares which are deemed beneficially owned by such person or entity.

Name of Beneficial Owner                   Outstanding    Outstanding     Aggregate       Percent of
- ------------------------                     Common        Options      Outstanding       Shares of
                                             Stock(1)     Exercisable   Common Stock     Common Stock
                                          --------------    Within      Beneficially     Beneficially
                                                            60 Days       Owned(1)         Owned(2)
                                                         -----------  ---------------  ---------------
DIRECTORS:

Jerome R. Baier(3)....................        741,029         20,400        761,429              4.1
Martin G. Hubbard(4)..................         30,000         22,400         52,400
William V. Larkin, Jr.(5).............         56,455         98,566        155,021
Eric L. Mattson(6)....................      1,686,047            800      1,686,847              9.1
Timothy M. Pennington III(7)..........      1,305,064         20,400      1,325,464              7.2
Martin R. Reid(5).....................          7,561        310,600        318,161              1.7
Patrick T. Seaver.....................          1,000              0          1,000
James J. Shelton .....................         61,781         20,400         82,181
Frederick J. Warren(7)................      1,305,064         20,400      1,325,464              7.2
NAMED OFFICERS:
Gerhard H. Hage.......................              0          19,100        19,100
Ronald L. Koons.......................         13,625          51,000        64,625
Kenneth L. Nibling....................          2,797          14,100        16,897
All directors and executive officers as     3,907,578         633,376     4,540,954             23.7%
a group (14 persons)(8)...............
BENEFICIAL OWNERS-5% OR MORE:

State of Wisconsin Investment Board(9)
      P.O. Box 7842
      Madison, WI 53707                     1,782,000               0     1,782,000              9.6%

                                                          Outstanding     Aggregate       Percent of
                                                            Options      Outstanding       Shares of
                                          Outstanding     Exercisable   Common Stock     Common Stock
                                            Common          Within      Beneficially     Beneficially
Name of Beneficial Owner                    Stock(1)        60 Days       Owned(1)         Owned(2)
- ------------------------                  --------------  -----------  ---------------  ---------------
Baker Hughes Incorporated(10)..........
     3900 Essex Lane, Suite 1200
     Houston, TX 77027                      1,686,047               0     1,686,047              9.1%

Brentwood Associates IV, L.P.(7).......
     11150 Santa Monica Boulevard,
     Suite 1200
     Los Angeles, CA 90025                  1,305,064               0     1,305,064              7.1%

Metropolitan Life Insurance
     Company(11).......................
     One Madison Avenue
     New York, NY 10010                     1,217,600               0     1,217,600              6.6%

FMR Corp.(12)..........................
     82 Devonshire Street
     Boston, MA 02109-3614                  1,169,720               0     1,169,720              6.3%

_____________________
*   Represents ownership of less than 1.0%.

(1) Except for information based on Schedules 13G, as indicated in the footnotes hereto, beneficial ownership is stated as of April 26, 1995.

(2) Percentage of beneficial ownership as of April 26, 1995 for each person includes shares subject to options held by such person, which options are exercisable within 60 days after April 26, 1995, as if such shares were outstanding on April 26, 1995.

(3) Mr. Baier is Director-Securities of The Northwestern Mutual Life Insurance Company ("Northwestern"). Northwestern owns 741,029 shares. Mr. Baier has shared voting and investment power with respect to the shares owned by Northwestern and therefore he may be deemed to beneficially own Northwestern's shares; however, Mr. Baier disclaims beneficial ownership of these shares.

(4) Includes shares held by Hub Associates ("Hub"). Mr. Hubbard is a general partner of Hub.

(5) Messrs. Larkin and Reid are also Named Officers.

(6) Includes shares which are beneficially owned by Baker Hughes Incorporated. See Note 10 below.

(7) According to the Schedule 13G filed by Brentwood Associates IV, L.P. ("Brentwood"). Messrs. Pennington and Warren are each one of seven general partners of Brentwood Venture Partners, L.P., which is the general partner of Brentwood. All of the general partners of Brentwood Venture Partners, L.P. share voting and investment power with respect to such shares and therefore may be deemed to beneficially own such shares. Except to the extent of their individual proportionate interests as general and limited partners of Brentwood Venture Partners, L.P., each of Messrs. Pennington and Warren disclaims beneficial ownership of such shares.

(8) Includes shares which may be deemed to be beneficially owned by Messrs. Baier, Mattson, Pennington and Warren. See Notes (3), (6) and (7).

(9) According to the Schedule 13G filed by the State of Wisconsin Investment Board, an agency of the State of Wisconsin, which manages public pension funds.

(1O) According to the Schedule 13D filed by Baker Hughes Incorporated ("BHI"). In addition, BHI owns 100,000 shares of Series A Convertible Preferred Stock which may be converted into shares of Common Stock at the option of BHI. Each share of Series A Convertible Preferred Stock may initially be converted into approximately 10 shares of Common Stock, subject to certain adjustments. If each share of Series A Convertible Preferred Stock was converted into 10 shares of Common Stock, BHI would receive 1,000,000 shares of Common Stock and would own 2,686,047 or 13.8% after the conversion. Eric L. Mattson has been nominated by BHI to serve as a Director of the Company pursuant to BHI's rights received in connection with the Vetco Services acquisition. Eric L. Mattson, as Vice President and Chief Financial Officer of BHI, has or may have in the future, from time to time, the authority to exercise voting or investment power on behalf of BHI with respect to all or part of these shares. See "BHI Standstill". However, Mr. Mattson disclaims beneficial ownership of these shares.

(11) According to the Schedule 13G filed by Metropolitan Life Insurance Company ("Metropolitan Life"). Includes 1,205,000 shares beneficially owned by State Street Research & Management Company, Inc. (One Financial Center, 38th Floor, Boston, Massachusetts 02111-2690), a wholly-owned subsidiary of Metropolitan Life ("State Street"). Metropolitan Life has sole disposition power with respect to all 1,217,600 shares and sole voting power with respect to 852,600 of these shares. In addition, State Street filed a 13G with respect to 1,205,000 of the shares reported by Metropolitan Life. All securities reported in State Street's 13G are owned by certain of its clients and State Street disclaims beneficial ownership of all 1,205,000 shares. State Street has sole disposition power with respect to all of these shares and sole voting power with respect to 840,000 of these shares.

(12) According to the Schedule 13G filed by FMR Corp. ("FMR"). Represents (i) 457,320 shares beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR and a registered investment advisor ("Fidelity"), and (ii) 712,400 shares beneficially owned by Fidelity Management Trust Company, a wholly-owned subsidiary of FMR and a bank ("Fidelity Management"). FMR and Edward C. Johnson 3rd, as Chairman of the Board and beneficial owner of a large percentage of the stock of FMR, through their control of Fidelity Management, have sole voting and dispositive power over all shares owned by Fidelity Management. Mr. Johnson and FMR, through their control of Fidelity, have sole power to dispose of 445,320 shares owned by Fidelity, while the Board of Trustees of Fidelity has sole power to vote these 445,320 shares owned by Fidelity. Fidelity International Limited, an investment advisor, FMR and Fidelity American Special Situations Trust each has sole power to vote and dispose of the remaining 12,000 shares owned by Fidelity.


REGISTRATION RIGHTS

     The Company, Brentwood, Hub (together with Brentwood, "BA"), the Management Investors (as hereinafter defined), certain institutional and other investors (collectively, the "Other Investors"), and certain other institutional and other investors (the "Institutional Investors") who acquired shares of Common Stock in connection with the initial capitalization of the Company, are parties to a stockholders' agreement (the "Stockholders' Agreement"). The Stockholders' Agreement provides for "demand" registration rights for each of BA and the Other Investors, as a group, and the Institutional Investors, as a group. These demands may be triggered at any time by the written request of holders of at least 25% (with respect to the initial demand registration) or 50% (with respect to any subsequent demand registration) of the shares of Common Stock initially issued to either of such groups which remain privately held by members of such groups. Such registration rights are subject to termination under certain circumstances. The number of demand registrations which may be instituted by each of BA and the Other Investors, as a group, and the Institutional Investors, as a group, may not exceed two by each group. In the case of a demand registration instituted by either group, the Stockholders' Agreement provides "piggyback" registration rights to the other group, the Company and any of the Company's other current stockholders which allow them to sell all or part of their Common Stock as part of such demand registration under certain circumstances and subject to certain restrictions. In addition, the Stockholders' Agreement provides for certain "piggyback" registration rights to BA, the Other Investors and the Institutional Investors when the Company proposes to register shares of Common Stock (or securities convertible or exchangeable for Common Stock) under the Securities Act of 1933, as amended (the "Securities Act") for public sale, whether or not for its own account. The Stockholders' Agreement provides that the Company will pay substantially all of the expenses associated with the foregoing registration rights.

     As partial consideration for the acquisition of substantially all of the foreign operations of Baker Hughes Tubular Services, Inc. ("Vetco Services") from BHI, the Company issued to BHI 100,000 shares of Series A Convertible Preferred Stock and 1,686,047 shares of Common Stock. In connection therewith, the Company granted to BHI certain

"demand" registration rights which may be triggered with respect to such shares of Common Stock or shares of Common Stock which are issued by the Company upon conversion or exchange of the Series A Convertible Preferred Stock (the "BHI Registrable Securities") by the written request of holders of at least 50% of the BHI Registrable Securities who request that at least 25% of the BHI Registrable Securities be registered, provided the expected price to the public is equal to or greater than $8,000,000. Such registration rights are subject to termination under certain circumstances and such holders may not request more than two demand registrations. In addition, BHI received "piggyback" registration rights which allow it to sell all or part of its shares as part of a proposed registration by the Company under the Securities Act for the public sale of such shares of Common Stock, whether or not for its own account, subject to certain conditions and restrictions. The Company will pay substantially all of the expenses associated with the above-mentioned registration rights.

BHI RIGHT OF FIRST REFUSAL

     BHI is prohibited from selling or otherwise disposing of (except in privately negotiated transactions) more than an aggregate of 3% of the Company's then outstanding shares of Common Stock during any period of six months or less without first offering the Company the opportunity to repurchase the number of proposed shares to be sold which exceeds 3% of the total outstanding shares. The Company has five business days after its receipt of notice of such proposed sale to elect to repurchase the shares at a price per share equal to the average of the market prices of the Common Stock over a ten-day period. If the Company fails to make such election, then BHI may sell or so dispose of such shares for a period of six months. BHI is also prohibited from selling or otherwise disposing of more than an aggregate of 5% of the Company's then outstanding shares of Common Stock in a privately negotiated transaction or series of transactions without first offering such shares to the Company. The Company has five business days after its receipt of notice of such proposed sale to elect to repurchase either all such shares or any or all of such shares in excess of 500,000 shares for the price and upon the terms specified in the notice. If the Company fails to make such election, then BHI may sell or so dispose of such shares for a period of 90 days at a price and on terms no more favorable than was specified in the notice.

BHI STANDSTILL

     BHI has agreed that so long as it is the beneficial owner of the shares of Common Stock acquired in connection with the Vetco Services acquisition it will not (i) acquire, offer to acquire, or agree to acquire any shares of Common Stock (or rights to acquire Common Stock), which would increase its percentage ownership of the outstanding Common Stock to that greater than its percentage ownership immediately following the acquisition, (ii) make or participate in any solicitation of proxies to vote any of the Company's voting securities or (iii) form, join in, or participate in a voting group with respect to any of the Company's voting securities. Notwithstanding the foregoing and subject to the provisions of the Company's Restated Certificate of Incorporation, if, during the term of the standstill, BHI beneficially owns restricted securities issued as part of the Vetco Services acquisition which represent more than 5% of the Company's outstanding Common Stock and BHI derives no greater than $2,000,000 of revenue from its businesses in direct competition with the Company, then, at BHI's request, the Company shall nominate at BHI's direction one person to the Company's Board of Directors. In January 1994, BHI made such request and Eric L. Mattson was appointed to the Company's Board of Directors at that time and is a nominee for re-election to the Board by the stockholders. See "Proposal 1-ELECTION OF DIRECTORS."

                       EXECUTIVE OFFICERS OF THE COMPANY


     The following table sets forth the names, ages and titles of the executive officers of the Company and TVI as of April 26, 1995. Executive officers serve in the same capacity for both the Company and TVI.

                  Name          Age                         Position
                  ----          ---                         --------
        Martin R. Reid          52        Chairman of the Board

        William V. Larkin, Jr   41        President and Chief Executive Officer
                             .
        Ronald L. Koons         47        Executive Vice President,Chief
                                          Financial Officer and
                                          Treasurer

        Gerhard H. Hage         60        Senior Vice President-International
                                          Operations

        Martin I. Greenberg     55        Vice President, Controller, Assistant
                                          Treasurer and Assistant Secretary

        Kenneth L. Nibling      44        Vice President-Human
                                          Resources and Administration

        James F. Maroney, III   43        Vice President, Secretary and General
                                          Counsel

     Set forth below are descriptions of the backgrounds of the executive officers of the Company and TVI and their principal occupations for the past five years. For a description of the background of Messrs. Reid and Larkin, see "Proposal 1-ELECTION OF DIRECTORS." The Company is not aware of any family relationships among any of its directors and executive officers.

     Ronald L. Koons has been Executive Vice President of the Company and TVI since October 1993 and Chief Financial Officer and Treasurer of the Company and TVI since November 1991. From August 1988 to November 1991, Mr. Koons served as Vice President and Chief Financial Officer of Eastman Christensen Co. From June 1987 to August 1988, Mr. Koons was Controller of Eastman Christensen Co. From September 1986 to June 1987, Mr. Koons served as Treasurer of Eastman Christensen Co.

     Gerhard H. Hage has been Senior Vice President-International Operations of the Company and TVI since October 1991. From March 1989 to October 1991, Mr. Hage served as Vice President-Eastern Hemisphere of Baker Hughes Tubular Services, Inc. From 1985 to March 1989, Mr. Hage was President-Eastern and Western Hemisphere of CE Vetco Services.

     Martin I. Greenberg has been Vice President, Controller, Assistant Treasurer and Assistant Secretary of the Company and TVI since November 1991. From June 1991 to November 1991, Mr. Greenberg was Vice President-Finance and Controller of the Company and TVI. Mr. Greenberg served as Vice President-Controller and Assistant Secretary of the Company and TVI from July 1990 to June 1991. Mr. Greenberg was Assistant Controller of TVI from January 1974 to July 1990.

     Kenneth L. Nibling has been Vice President-Human Resources and Administration of the Company and TVI since December 1991. From July 1988 to November 1991, Mr. Nibling was Director of Human Resources for Union Texas Petroleum Corp., an international exploration and production company. From January 1984 to July 1988, Mr. Nibling was Manager, Compensation and Employment for Louisiana Land and Exploration Company.

     James F. Maroney, III has been Vice President of the Company and TVI since May 1991, Secretary of the Company and TVI since January 1991 and General Counsel of the Company and TVI since November 1989. Mr. Maroney was Assistant Secretary of the Company and TVI from December 1989 to January 1991. Mr. Maroney was Associate General Counsel and Head of Litigation for TransAmerican Natural Gas Corporation, a gas production company, from 1987 to 1989. From 1985 to 1987, Mr. Maroney was in a private law practice specializing in commercial litigation.

                             EXECUTIVE COMPENSATION

     No cash compensation has been paid or is anticipated to be paid to any of the directors of the Company or TVI, or to any officers of the Company, in their capacities as such, except that certain of such persons receive annual compensation for membership on the Board of Directors plus compensation for attending meetings of the Board of Directors or certain committees of the Board of Directors of the Company and TVI. See "Proposal 1-ELECTION OF DIRECTORS." The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to TVI for the fiscal years ended December 31, 1992, 1993 and 1994, of those persons who were at December 31, 1994 either (i) chief executive officer or (ii) one of the other four most highly compensated executive officers of TVI (the "Named Officers"):

                                                SUMMARY COMPENSATION TABLE

                                                                                            Long Term
                                                                                           Compensation
                                                                                           ------------
                                                    Annual Compensation                      Awards of
                              -------------------------------------------------------         Stock                  All
Name and                                                                 Other Annual         Options                Other
Principal Position                Year       Salary(1)       Bonus      Compensation(2)      (Shares)            Compensation(3)
- ------------------            ----------    -----------    --------    ---------------    -------------         ---------------

William V. Larkin, Jr.,           1994        $242,708     $250,000                $0           40,000                 $2,991
President and Chief               1993         211,979            0                 0           37,500                  5,469
     Executive Officer            1992         198,333            0                 0                0                  6,000

Martin R. Reid,                   1994        $227,083     $168,750           $46,503           35,000                 $2,250
Chairman of the Board             1993         275,000            0            49,840           57,500                  6,338
                                  1992         272,000            0            84,563                0                  6,857

Gerhard H. Hage,                  1994        $179,504     $      0                $0           13,000                     $0
Senior Vice President-            1993         171,940            0                 0           18,750                      0
     International Operations     1992         178,481            0                 0                0                      0

Ronald L. Koons,                  1994        $167,708     $131,250                $0           25,000                 $2,406
Executive Vice President, Chief   1993         150,000            0                 0           25,000                114,031(3)
     Financial Officer            1992         150,000            0                 0           40,000                  2,250

Kenneth L. Nibling,               1994        $108,525     $ 46,000                $0           10,000                 $1,484
Vice President-Human Resources    1993         104,000            0                 0           13,750                  2,795
     and Administration           1992         104,000            0                 0                0                  1,560

_____________________________

(1) Includes amounts deferred by the Named Officers under the Company's 401(k) Thrift Savings Plan.
(2) Includes (a) living, travel and other expense reimbursement, (b) the cost of Company provided automobiles, and (c) club dues reimbursement, but only if such payments to the Named Officer exceed the lesser of $50,000 or 10% of the total annual salary and bonus of the Named Officer.
(3) Represents matching contributions by the Company under the Company's 401(k) Thrift Savings Plan and the Company's non-qualified deferred compensation plan, except that for Mr. Koons in 1993, $4,031 represents matching contributions and $110,000 represents a required payment under his then current employment contract.

     The following table sets forth certain information with respect to grants of stock options pursuant to the Amended and Restated Stock Option Plan for Key Employees and Directors of Tuboscope Vetco International Corporation (the "Company Stock Option Plan") during fiscal year 1994 to the Named Officers.


                      OPTION GRANTS IN LAST FISCAL YEAR(1)


                                                PERCENTAGE                                               POTENTIAL
                                                 OF TOTAL                                           REALIZABLE VALUE AT
                                                 OPTIONS          EXERCISE                           ASSUMED ANNUAL
                                                GRANTED TO        OR BASE                           RATES OF STOCK PRICE
                                OPTIONS         EMPLOYEES          PRICE                                APPRECIATION
                                GRANTED          IN FISCAL          PER          EXPIRATION           FOR OPTION TERM
NAME                            (SHARES)           YEAR            SHARE           DATE           -----------------------
- ----                            --------         ----------        --------      -----------          5%            10%
                                                                                                      --            ---
William V. Larkin, Jr......     40,000            20.1%            $6.50         01/26/04         $163,513       $414,373
Martin R. Reid..............    35,000            17.6              6.50         01/26/04          143,074        362,576
Ronald L. Koons.............    25,000            12.6              6.50         01/26/04          102,195        258,983
Gerhard H. Hage.............    13,000             6.5              6.50         01/26/04           53,142        134,671
Kenneth L. Nibling..........    10,000             5.0              6.50         01/26/04           40,878        103,593

_______________

(1) All options granted become exercisable in five equal annual installments beginning on the date of grant. Under the terms of the Company Stock Option Plan, the Stock Option Committee retains discretion, subject to certain restrictions, to modify the terms of outstanding options and to reprice outstanding options. Options are granted for a term of ten years, subject to earlier termination in certain events. The exercise price is equal to the closing price of the Common Stock on the Nasdaq National Market on the date of grant.

     The following table sets forth certain information with respect to the unexercised options to purchase shares of Common Stock under the Company Stock Option Plan to the Named Officers and held by them at December 31, 1994. No options were exercised by any of the Named Officers in 1994.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                              OPTION/SAR VALUES(1)


                               NUMBER OF UNEXERCISED OPTIONS              VALUE OF UNEXERCISED IN-THE-MONEY
                                   AT DECEMBER 31, 1994                    OPTIONS AT DECEMBER 31, 1994(1)
                               -----------------------------              ---------------------------------
NAME                           EXERCISABLE     UNEXERCISABLE              EXERCISABLE         UNEXERCISABLE
- ----                           -----------     --------------             -----------         -------------
William V. Larkin, Jr........     69,662        107,540                   $26,588             $0
Martin R. Reid...............    252,100        186,400                         0              0
Ronald L. Koons..............     33,000         77,000                         0              0
Gerhard H. Hage..............     12,750         34,000                         0              0
Kenneth L. Nibling...........      9,350         25,400                         0              0

_______________

(1) Based on the closing price of Common Stock on the Nasdaq National Market on December 31, 1994 ($6.00).

MANAGEMENT EMPLOYMENT AGREEMENTS

     In July 1993, the Company (and TVI) and Mr. Reid amended and restated his employment agreement (the "Reid Agreement"). The Reid Agreement continues until December 31, 1998, employing Mr. Reid as Chairman of the Board (subject to annual re-election to the Board) and chief executive officer. The Reid Agreement provides that during each year in which Mr. Reid is chief executive officer he shall receive an annual base salary of $275,000. Mr. Reid resigned his position as chief executive officer effective October 1993. For the first year following Mr. Reid's resignation as chief executive (i.e., fiscal 1994) Mr. Reid shall be paid a base salary of $225,000, and for each year thereafter through the term of the Reid Agreement, Mr. Reid shall be paid an annual base salary of $200,000. Mr. Reid is also entitled (i) to participate in the Annual Incentive Program, as outlined in the "Executive Committee Report on Compensation", (ii) once Mr. Reid resigns as chief executive officer, to receive option grants under the Company Stock Option Plan in an amount which is proportionate to the number of options granted to the chief executive officer based on the respective salaries of Mr. Reid and the chief executive officer,
(iii) to reimbursement of certain living and travel expenses and (iv) to certain payments to offset any untoward tax liabilities resulting from certain provisions of the Reid Agreement. The Reid Agreement also provides that following a termination without cause or by reason of death or disability, Mr. Reid shall be entitled as applicable, to immediate vesting of, and extension of exercise periods for, all of his unvested stock options, and to participation in all benefit plans available to executives of the Company In addition, in the event of termination without cause, Mr. Reid shall receive severance pay equal to aggregate base salary and annual bonus payable for the remaining term of the Reid Agreement, and following disability or death, Mr. Reid shall receive prorated base salary and annual bonus. In the event of a change of control (as defined in the Reid Agreement) and cessation of Mr. Reid's employment in connection therewith, Mr. Reid shall be entitled to receive two and one-half times the sum of his annual base salary and annual bonus in effect upon the change in control, continued participation in certain insurance and benefit plans for 30 months, ownership of a Company automobile or an allowance in lieu thereof equal to two and one-half times Mr. Reid's car allowance in effect upon the change in control, payment of excise tax on any deemed parachute payments and a gross up amount for any income tax payment due on any of the foregoing benefits. In addition, upon a change of control, all of Mr. Reid's outstanding stock options vest, and the Company is required to pay Mr. Reid, in cancellation of all unexercised options, the difference between fair market value of the stock covered by such options and the exercise price for such options.

     In connection with the appointment of Mr. Hage as Senior Vice President-International Operations in October 1991, the Company assumed an existing employment agreement with Mr. Hage. Under this agreement, Mr. Hage's annual base salary is approximately $180,000 (the amount is paid in deutschemarks, and thus fluctuates based on current exchange rates), and he is eligible to receive other fringe benefits generally available to executives of TVI and to receive an annual bonus under the Company's Operations Incentive Plan (as described under the "Executive Committee Report on Compensation"). Mr. Hage's employment agreement is for an indefinite period of time and can be terminated (except for cause) only at the end of a quarter upon notice received six months prior to the end of such quarter.

OTHER SEVERANCE ARRANGEMENTS

          Each of Messrs. Larkin, Koons and Nibling are generally entitled to receive severance pay equal to the greater of six months' base salary ($125,000 for Mr. Larkin, $87,500 for Mr. Koons and $57,500 for Mr. Nibling as of April 26, 1995) or one and one half weeks' base salary for each year of their employment with TVI (or TVI's predecessor) (approximately $100,961 for Mr. Larkin, $15,144 for Mr. Koons and $9,952 for Mr. Nibling as of April 26, 1995). Additionally, a pro rata portion of Messrs. Larkin, Koons and Nibling's bonus and stock options received pursuant to the Company's Stock Option Plan becomes immediately vested and fully exercisable if his employment is terminated under certain circumstances.

     In October 1993, E. Wayne Overman resigned his employment with the Company. In connection therewith, Mr. Overman and the Company entered into a severance agreement pursuant to which the Company agreed: to pay Mr. Overman $120,000 per year until September 1995; to continue certain medical insurance benefits until no later than September 1997 and certain life insurance benefits until no later than 1995; to immediately vest all outstanding options held by Mr. Overman and to extend the exercise date of such options until October 1, 1996; to pay certain club dues until 1995; and to transfer title of his company car to Mr. Overman. Also pursuant to this agreement, Mr. Overman agreed to perform certain consulting duties for additional consideration and agreed to certain terms limiting his ability to compete with the Company for a period of two years following the termination of the agreement.

OTHER CHANGE OF CONTROL AGREEMENTS

     All of the executive officers have written arrangements with the Company which provide certain benefits upon a change in control of the Company. Change of control is generally deemed to occur when: (i) a person becomes or enters into a contract to become beneficial owner of 50% or more of the common stock of the Company or TVI, (ii) all or substantially all of the business of the Company or TVI is disposed of pursuant to a merger, consolidation or otherwise (or a contract providing for such disposition is entered into) and the Company or TVI, as applicable, is not the surviving corporation or the stockholders of the applicable company prior to the transaction do not continue to own at least 60% of the surviving corporation, (iii) the Company or TVI is materially or completely liquidated, (iv) any person purchases stock of the Company or TVI in a tender or exchange offer with the express or implied intent of acquiring control of the Company or TVI, as applicable, or (v) a majority of the board of directors of the Company or TVI is replaced over a two-year period, unless such replacements have been approved by at least 2/3 of those remaining directors who were directors at the beginning of such two-year period. Immediately upon a change in control, all unvested stock options and other applicable grants of long-term incentives, if any, will vest. In addition, if during the two year period following a change of control, any executive officer (i) is involuntarily terminated other than for cause (as defined therein), death or disability or
(ii) voluntarily terminates for good reason (as defined therein), such executive officer will receive severance pay equal to two and one half times the greater of (x) the sum of his or her annual salary then in effect and his or her maximum annual bonus opportunity (as defined) then in effect or (y) the sum of his or her annual salary and his or her maximum annual bonus opportunity for either of the two previous years. Such executive officer will also be provided ownership of a Company automobile or payment of 2 1/2 times his or her annual car allowance, life and health insurance benefits and participation (including Company contributions) in the Company's 401(k) Plan for a period of thirty months, outplacement assistance, payment of excise tax on any deemed parachute payments and a gross up amount for any income tax payment due on any additional benefits which may be provided by individual employment agreements.

DEFINED BENEFIT PLAN

     A German subsidiary of the Company offers a defined benefit plan for its employees. Plan benefits are determined based on years of employment and a pension formula, and are subject to certain national insurance rates. The pension formula provides that payment of the pension benefits will be based on an average of the employee's annual salary for the last three years (the "Average Annual Salary"). That portion of the employee's Average Annual Salary up to the average social security contribution ceiling for the last three years is multiplied by 0.5% and the remaining Average Annual Salary is multiplied by 1.65%. The products of the two calculations are then added together, and the resulting amount is multiplied by the years of employment to determine the plan benefits to be received by the employee. Mr. Hage participates in this plan and, based on retirement at age 65, would receive an annual benefit equal to 77,688 deutschemarks (or $56,665 based on current exchange rates).

                   EXECUTIVE COMMITTEE REPORT ON COMPENSATION

To: The Board of Directors

     The compensation policies of the Company are structured to link the compensation of the executive officers of the Company with enhanced stockholder value. Through the establishment of short- and long-term incentive plans, the Company has aligned the financial interests of the executive officers with those of its stockholders.

Executive Compensation Philosophy

     In designing its compensation programs, the Company follows its belief that compensation should reflect the value created for stockholders while supporting the business strategies and long-range plans of the Company and the markets the Company serves. In doing so, the compensation programs reflect the following themes:

          A compensation program that stresses the Company's financial performance and the executive officers' individual performance.

          A compensation program that strengthens the relationship between pay and performance by providing variable, at-risk compensation that is reflective of current market practices and comparable executive rates and is dependent upon the level of success in meeting specified Company and individual performance goals.

          An annual incentive plan, that supports a performance-oriented environment and which generates a portion of compensation based on the achievement of specific performance goals, with superior performance resulting in total annual compensation above competitive levels.

          A long-term incentive plan that is designed to reward executive officers for long-term strategic management of the Company and the enhancement of stockholder value.

     The Executive Committee (the "Committee") reviews and determines the compensation of the executive officers of the Company with this philosophy on compensation as its basis.

Executive Compensation Components

     The Company's executive compensation is based on three components, each of which is intended to serve the overall compensation philosophy.

     Base Salary. Base salary is intended to be set at a level competitive with amounts paid to executive officers of similar business structure, size and marketplace orientation. In determining appropriate salary levels, the Committee considers the individual's scope of responsibility, experience and performance. In addition, competitive market data is provided by an independent executive compensation consultant. The data provided compares the Company's compensation practices to general industry and to a group of comparable companies which tend to have similar business structure, size and marketplace orientation.

     Salaries for executive officers are reviewed by the Committee on an annual basis. Increases to base salaries are driven primarily by individual performance. Base salaries allow executives to be rewarded for individual performance based on the Company's evaluation process which encourages the development of executives and sustained levels of contribution to the Company. Base salaries also offer security to executives and allow the Company to attract competent executive talent and maintain a stable management team.

     As reflected in the Summary Compensation Table on page 7, Mr. Larkin's base salary was increased effective April 1994 by $25,000 (11.1%). In determining Mr. Larkin's salary in 1994, the Committee considered his transition into the position of chief executive officer, his individual performance and his long-term contributions to the success of the Company. Similar consideration is given in determining the base salaries of the other executives.

     Annual Management Incentive Compensation. Under the Company's Management Incentive Plan, annual incentive awards are granted upon the achievement by the executive officers of annual financial criteria established by the Committee at the beginning of the fiscal year. External market data is reviewed periodically to determine competitive incentive opportunities for individual executives. The financial measure for the 1994 fiscal year was, and for the 1995 fiscal year will be, growth in earnings per share and is stated in terms of target and maximum goals as determined by the Committee. Under the plan as in effect during 1994 and 1995, each executive officer is entitled to receive a percentage of his salary in the event the Company meets targeted earnings per share, and a higher percentage of his salary if the Company exceeds a higher targeted earnings per share. Under the plan as in effect in 1994, Messrs. Larkin, Reid, Koons and Nibling were entitled to receive 100%, 75%, 75% and 40%, respectively, of their respective salaries if targeted earnings per share were met, and 150%, 112.5%, 112.5% and 60%, respectively, of their respective salaries if higher targeted earnings per share were exceeded. As the initial targeted earnings per share level was met for 1994, incentive compensation was earned by Messrs. Larkin, Reid, Koons and Nibling as set forth in the Summary Compensation Table on page
7. Under the plan as in effect for 1995, Messrs. Larkin, Reid, Koons and Nibling are entitled to receive 100%, 50%, 75% and 40%, respectively, of their respective salaries if targeted earnings per share are met, and 150%, 75%, 112.5% and 60%, respectively, of their respective salaries if higher targeted earnings per share are exceeded. Bonuses are pro rated if the Company's financial measure falls between the two targeted levels. Targeted earnings are generally based on the previous year's actual earnings per share plus projected increased earnings as a result of reasonably anticipated improvements in operations; the higher targeted earnings are generally based on the foregoing plus more aggressive projections concerning improvements in operations, planned and potential special projects, and expansion of certain of the Company's market segments.

     The Company also has an Operations Incentive Plan, available for general managers and operation managers. Mr. Hage participates in this Plan and is entitled to receive a bonus, equal to a maximum of 50% of his salary in the event the Company's eastern hemisphere operations achieve more than 80% and up to 120% of (i) targeted operating profit margins and (ii) targeted days sales outstanding. Targeted margins must be achieved in order for Mr. Hage to be eligible for a bonus, and approximately 85% of Mr. Hage's bonus is based on margin performance and approximately 15% is based on the days sales outstanding performance (day sales outstanding is a measure of the speed of accounts receivable collection and is thus critical to generation of cash flow). Targeted operating profit margins for the Company's eastern hemisphere operations are determined by the Board and are generally based on prior years actual performance plus projected revenue growth, results from planned special projects and cost containment. Targeted days sales outstanding is similarly determined by the Board and based on prior years actual performance plus projected improvements. Mr. Hage did not receive a bonus under this plan for fiscal 1994.

     Stock Option Plan. The Company provides a stock option plan that is linked to the long-term performance of the Company. Executive officers are eligible to receive annual grants of non-qualified stock options pursuant to the Amended and Restated Stock Option Plan for Key Employees of Tuboscope Vetco International Corporation. In keeping with the Company's commitment to provide a total compensation package which emphasizes at-risk components of compensation, the awards are intended to retain and motivate executive officers to improve long-term stock market performance.

     Stock options are granted at the fair market value of the underlying Common Stock at the date of grant. Accordingly, stock options have value only if the stock price appreciates from the date of grant. This at-risk component of pay focuses executives on the creation of stockholder value over the long-term and encourages equity ownership in the Company.

     In determining the size of the stock option grant, the Committee's objective is to provide executives with long-term incentive award opportunities that are at a market level. The size of the award, however, can be adjusted based on individual factors and historical award data. Further, the Committee's objective is to deliver a competitive award opportunity based on the initial dollar value of the award granted. Accordingly, the number of shares underlying stock option awards varies from year to year and is dependent on the stock price on the date of grant.

     In 1994, Mr. Larkin received options to purchase 40,000 shares with an exercise price of $6.50 as set forth in the table on page 7. This grant represents an increase of option shares that were granted in the previous fiscal year due to Mr. Larkin's promotion to Chief Executive Officer of the Company. The Committee has determined that the compensation opportunities should remain relatively constant as long as total compensation fairly reflects overall Company and individual achievement. An independent executive compensation consultant reviewed the Company's stock option grants to executive officers for 1994 and determined such grants to be at or below the grant levels of comparable companies. Mr. Larkin now holds options to purchase 177,702 shares of Common Stock. The Committee believes this equity interest provides an appropriate link to the interests of stockholders.

     Rule 162(m). The 1993 Omnibus Budget Reconciliation Act ("OBRA") became law in August 1993. Under the new law, income tax deductions of publicly-traded companies in tax years beginning on or after January 1, 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, and non-qualified benefits) for certain executive officers exceeds $1 million (less the amount of any "excess parachute-payments" as defined in Section 280G of the Code) in any one year. Under OBRA, the deduction limit does not apply to payments which qualify as "performance-based." To qualify as "performance-based," compensation payments must be based solely upon the achievement of objective performance goals and made under a plan that is administered by a committee of outside directors. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the compensation committee must certify that the performance goals were achieved before payments can be made.

     The Committee intends to design the Company's compensation to conform with the OBRA legislation and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance-based." The Company may, however, pay compensation which is not deductible in limited circumstances when sound management of the Company so requires.

     The Committee believes that the performance of the Company should be an important element in determining the compensation of the Company's executive officers and will continue to review salaries of executive officers in light of the Company's performance.

                                     Martin G. Hubbard
                                     William V. Larkin, Jr.
                                     Timothy M. Pennington
                                     Martin R. Reid
                                     James J. Shelton


Date:  April 13, 1995

     The above report of the Executive Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

            EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Committee, which is responsible for the compensation policies of the Company with respect to its executive officers, is comprised of Messrs. Hubbard, Larkin, Pennington, Reid and Shelton. Mr. Reid is the Chairman of the Board of the Company and TVI. Mr. Larkin, the President and Chief Executive Officer of the Company and TVI, was appointed a member of the Executive Committee on January 27, 1994. Neither of Messrs. Larkin or Reid participate in compensation decisions concerning himself. Martin G. Hubbard, a general partner of Hub, is a director of the Company and TVI. Hub and TVI were previously parties to an agreement pursuant to which TVI paid Hub certain fees in consideration of Hub providing acquisition and strategic planning services to the Company and TVI. This agreement with Hub was terminated as of December 31, 1992 and there is currently no outstanding balance owed to Hub. The Company and the general partners of Hub are parties to indemnification agreements which provide that they shall be indemnified by the Company to the fullest extent provided by law for all losses that may be incurred by them in connection with any action, suit or proceeding in which they become involved by reason of their serving as agents of the Company.

                              PERFORMANCE GRAPH(1)

     The following line graph compares the yearly percentage change in the cumulative total shareowner return on the Common Stock against the cumulative total return of a peer index of 70 oil service companies prepared by an independent third party, and the Nasdaq Composite Stock Index, each for the period from March 31, 1990 (the Common Stock first traded on the Nasdaq National Market in March 1990) to December 31, 1994.



[PERFORMANCE GRAPH APPEARS HERE]





                     COMPANY       SCI 70       NASDAQ
                     COMMON       UPSTREAM     COMPOSITE
                      STOCK       INDICES
March 31, 1990.....    100.0         100.0         100.0
June 30, 1990......    111.3         105.2         106.7
December 31, 1990..    101.6          87.4          87.9
June 30, 1991......     85.5          83.1         112.9
December 31, 1991..     90.3          72.5         141.1
June 30, 1992......     85.5          70.5         135.6
December 31, 1992..     77.4          76.1         164.2
June 30, 1993......    111.3         118.1         170.5
December 31, 1993..     79.0         110.0         187.3
June 30, 1994......     87.1         124.4         171.2
December 31, 1994..     77.4         115.8         183.2

(1)  Assumes $100 invested on March 13, 1990 and all dividends reinvested.

                             CERTAIN TRANSACTIONS

     Martin G. Hubbard, a director of the Company, is a general partner of Hub. Hub had an agreement with the Company to provide, for certain fees, acquisition and strategic planning services. This agreement was terminated as of December 31, 1992, although certain indemnification agreements relating thereto remain in effect. See "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION."

     Brentwood, Hub, Northwestern and certain other persons are parties to the Stockholders' Agreement, pursuant to which they are granted registration rights which are not available to other stockholders of the Company. See "VOTING SECURITIES AND CERTAIN HOLDERS THEREOF-Registration Rights." Pursuant to the terms of the Vetco Services acquisition, BHI was also granted certain registration and other rights not generally available to other stockholders. See "VOTING SECURITIES AND CERTAIN HOLDERS THEREOF-BHI Right of First Refusal, and BHI Standstill."

     The Company and BHI currently are engaged in discussions relating to various indemnification provisions contained in the agreement governing the sale of Vetco Services by BHI to the Company. Mr. Mattson, a director of the Company and an executive officer of BHI, has advised the Company that a conflict of interest exists and has been excused from discussions by the Board relating to this matter.


                        COMPLIANCE WITH SECURITIES LAWS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Insiders"), to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Insiders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, during the year ended December 31, 1994, all Section 16(a) filing requirements applicable to its Insiders were complied with, except that (i) Mr. Baier made a late Form 5 filing reporting the exempt grant of options under the Stock Option Plan for Non-Employee Directors, (ii) Mr. Mattson made a late Form 3 filing covering his initial ownership in the Company's securities upon becoming a director of the Company and (iii) all of the executive officers of the Company either failed to file or failed to file on a timely basis the Form 5 filing reporting exempt grants of options under the Company's Stock Option Plan.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

GENERAL

     Directors are elected at each Annual Meeting of Stockholders and hold office until their successors are duly elected and qualified at the next Annual Meeting of Stockholders. The Company's Restated Certificate of Incorporation requires that there be a minimum of one and maximum of ten members of the Board of Directors. The authorized number of directors is currently fixed at nine. In January 1994, the Board of Directors appointed Eric L. Mattson as a director. Mr. Mattson's appointment in 1994, and his nomination at this 1995 Annual Meeting, is pursuant to certain rights granted to BHI in connection with the Company's acquisition of Vetco Services in 1992. See "VOTING SECURITIES AND CERTAIN HOLDERS THEREOF-BHI Standstill." Effective as of March 6, 1995, Robert
A. Lahr resigned from the Board of Directors. In April 1995, the Board of Directors appointed Patrick T. Seaver as a director to replace Mr. Lahr.

     Each of the Company's nine nominees for election to the Board of Directors is currently serving as a director of the Company and each of the nominees, except Mr. Seaver, was elected to his present term of office by the stockholders of the Company.

     Set forth below are the names and descriptions of the backgrounds of the directors of the Company and TVI (each of which is also a nominee for election) and their principal occupations for the past five years. Each of the nominees first became a director of the Company and TVI in the year set forth below and has continually served as a director of the Company and TVI since that date.

     JEROME R. BAIER, 41, has been a director of the Company and TVI since June 1988. Mr. Baier is and has been Director-Securities of Northwestern since October 1989. For more than five years prior to October 1989, Mr. Baier was Associate Director-Securities of Northwestern.

     MARTIN G. HUBBARD, 57, has been a director of the Company and TVI since March 1988 and May 1988, respectively. Mr. Hubbard was also Secretary and Treasurer of the Company from May 1988 to February 1989. Mr. Hubbard is, and has been since January 1987, a general partner in Hub, a private investment firm specializing in leveraged management buyouts. From 1980 to 1990, Mr. Hubbard was also a general partner in Hub Energy Associates, a general partnership formed with Brentwood Associates to investigate and pursue investments in the oil service industry. Mr. Hubbard was President of Kobe Inc., an oil well pump and process equipment subsidiary of Baker Oil Tools a predecessor of BHI, from 1976 to 1980.

     WILLIAM V. LARKIN, JR., 41, has been a director of the Company and TVI since June 1993. Mr. Larkin also has been President of the Company and TVI since May 1991 and Chief Executive Officer of the Company and TVI since October 1993. Mr. Larkin was Chief Operating Officer of the Company and TVI from May 1991 to October 1993, Senior Vice President-International and Specialty Services of TVI from December 1989 to May 1991 and Senior Vice President of the Company from May 1988 to May 1991. From 1984 to December 1989, Mr. Larkin was Vice President-Specialty Services of TVI.

     ERIC L. MATTSON, 43, has been a director of the Company since January 1994. Mr. Mattson is and has been Vice President and Chief Financial Officer of BHI since July 1993. For more than five years prior to 1993, Mr. Mattson was Vice President and Treasurer of BHI.

     TIMOTHY M. PENNINGTON III, 54, has been a director of the Company and TVI since May 1988. Mr. Pennington served as Chairman of the Board of the Company from January 1990 to October 1990 and Chairman of the Board of TVI from June 1988 to October 1990. Mr. Pennington is, and has been since prior to 1984, a partner in various partnerships specializing in leveraged management buyouts and growth oriented venture capital investments sometimes collectively referred to as "Brentwood Associates."

     MARTIN R. REID, 52, has been Chairman of the Board of the Company and TVI since October 1990. Mr. Reid was Chief Executive Officer of the Company and TVI from May 1991 to October 1993. From June 1994 to present, Mr. Reid has served as the Chairman of the Board and Chief Executive Officer of Acme Holdings Inc., an equipment rental company. From 1990 through 1993, Mr. Reid was a general partner in MDR Associates, a private investment concern. From September 1986 to June 1990, Mr. Reid was Chief Executive Officer of Eastman Christensen Co., a leading worldwide provider of directional and horizontal drilling systems to the oil and gas industry. Mr. Reid was also Vice Chairman of Eastman Christensen Co. from August 1989 to June 1990. Prior to September 1986, Mr. Reid was Senior Vice President of Operations of Norton Christensen, the predecessor to Eastman Christensen Co.

     PATRICK T. SEAVER, 45, has been a director of the Company and TVI since April 1995. Mr. Seaver is and has been a partner in the law firm of Latham & Watkins, counsel to the Company, since February 1985.

     JAMES J. SHELTON, 77, has been a director of the Company and TVI since May 1988. Mr. Shelton has been retired but has been engaged in certain private investment concerns since 1984. Prior to 1981, Mr. Shelton was employed by Baker Oil Tools and at various times during that period served as the Vice President of Corporate Development, an Operating Group President, and as a director of its parent company. Mr. Shelton is also a director of EIP Microwave.

     FREDERICK J. WARREN, 54, has been a director of the Company and TVI since May 1988. Mr. Warren is, and has been since 1984, a partner in Brentwood Associates. Mr. Warren is also a director of Graphic Controls Corp. and Digital Sound Corp.

     The Company is not aware of any family relationships among any of the foregoing directors and its executive officers. The Restated Certificate of Incorporation and Bylaws of the Company contain provisions eliminating or limiting the personal liability of directors for violations of a director's fiduciary duty to the extent permitted by the Delaware General Corporation Law.

COMMITTEES

     The Board of Directors held nine meetings during the fiscal year ended December 31, 1994. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during such period and the total number of meetings held during such period by all committees of the Board of Directors on which that director served.

     The Company has standing Audit, Stock Option and Executive Committees but has not established a Nominating Committee. During fiscal 1994, Messrs. Shelton, Baier and Lahr comprised the Audit Committee. The Audit Committee met once during the fiscal year ended December 31, 1994. Messrs. Shelton and Baier will comprise the Audit Committee during fiscal 1995. The Audit Committee's responsibilities include recommending the selection of the Company's independent auditors to the Board of Directors, reviewing the (i) scope and results of the audit engagement with the independent auditors and management, (ii) adequacy of the Company's internal accounting control procedures, (iii) independence of the independent auditors and (iv) range of audit and non-audit fees charged by the independent auditors. Messrs. Warren, Hubbard and Pennington comprised the Stock Option Committee, which met two times during the fiscal year ended December 31, 1994. The Stock Option Committee is responsible for administration of the Company's Stock Option Plan. Throughout 1994, Messrs. Hubbard, Reid, Pennington and Shelton comprised the Executive Committee. The Executive Committee met three times during the fiscal year ended December 31, 1994. The Executive Committee's responsibilities include reviewing and approving the compensation of the Company's directors, officers and employees and performing other related functions upon request of the Board of Directors.

DIRECTOR COMPENSATION AND AUTOMATIC-GRANT STOCK OPTION PLAN

     Each of the directors of the Company who is neither an employee nor otherwise subject to an agreement to provide services to the Company (a "Qualified Director") is entitled to receive $10,000 per year as compensation for membership on the Board of Directors, plus $1,000 for each regular and special meeting of the Board of Directors attended by him. In addition, if a Qualified Director is a member of such committee, he is entitled to receive an attendance fee of $1,000 for each Executive Committee meeting and an attendance fee of $300 for each meeting of the Audit Committee or Stock Option Committee attended by him. In addition, certain directors may be granted options under the terms of the Stock Option Plan for Non-Employee Directors.

     Under the terms of the Stock Option Plan for Non-Employee Directors of the Company, each director of the Company who was not an employee of the Company was automatically granted an initial option to purchase 20,000 shares of the Company's Common Stock on March 30, 1992. Each non-employee director who is first appointed or elected to the Board after March 30, 1992 is automatically granted an initial option to purchase 4,000 shares of Common Stock on the date of such appointment or election to the Board. In addition, each non-employee director of the Company is granted automatically options to purchase an additional 4,000 shares on the date of the Annual Meeting of Stockholders each year following the initial grant. All options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of grant.

VOTE

   Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the eight nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors.

                                  PROPOSAL 2

                          ADOPTION OF AN AMENDMENT TO
                   THE AMENDED AND RESTATED STOCK OPTION PLAN
                               FOR KEY EMPLOYEES

     On April 19, 1995, the Board of Directors of the Company unanimously adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Stock Option Plan for Key Employees of Tuboscope Vetco International Corporation (the "Stock Option Plan") increasing the number of shares reserved for issuance thereunder from 1,399,000 shares to 1,799,000 shares. The stockholders are asked to approve the adoption of this amendment to the Stock Option Plan.

PLAN DESCRIPTION

     The following is a description of the material provisions of the Stock Option Plan, as it is proposed to be amended. A copy of the amendment to the Stock Option Plan is set forth in Appendix "A" to this Proxy Statement. The summary of the provisions of the Stock Option Plan, as proposed to be amended, which follows is not intended to be complete and reference should be made to the Stock Option Plan, as amended and as proposed to be amended, for a complete statement of its terms and provisions.

GENERAL

     The Stock Option Plan authorizes the granting of "incentive stock options" as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") and non-qualified stock options. The Stock Option Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not a qualified plan under Section 401(a) of the Code. Proceeds received by the Company from the sale of Common Stock pursuant to the exercise of options under the Stock Option Plan will be used for general corporate purposes.

SECURITIES SUBJECT TO THE STOCK OPTION PLAN

     Under the Stock Option Plan, as presently in effect, options may be granted covering up to 1,399,000 shares of the Company's Common Stock. The amendment as it is proposed would provide an additional 400,000 shares to be reserved for issuance under the Stock Option Plan, for a total of 1,799,000 shares of Common Stock which may be issued upon exercise of options granted thereunder. The Stock Option Plan provides for appropriate adjustments in the number and kind of shares subject to the Stock Option Plan in the event of a stock split, stock dividend or certain other similar changes in the Common Stock, and in the event of a merger, consolidation or certain other types of recapitalizations of the Company.

ELIGIBILITY TO PARTICIPATE

     Any key employee (including officers) of the Company or any key employee (including officers) of any of the Company's subsidiaries or parent corporation is eligible to be granted options under the Stock Option Plan. The Stock Option Plan allows for the grant of incentive stock options or non-qualified stock options to key employees. No election by an officer or employee is required to participate in the Stock Option Plan. The Stock Option Plan Committee (the "Option Committee"), a committee which is responsible for administering the Stock Option Plan, determines in its absolute discretion which employees (including officers) are key employees.

     The Option Committee in its discretion, may require as a condition of the grant of any option, that any unexercised option previously granted to a participant be surrendered for cancellation. Any option which is granted conditioned upon the surrender for cancellation of an earlier option will be exercisable in accordance with its terms without regard to the number of shares, price, option period or other terms of the option surrendered.

ADMINISTRATION AND DURATION OF THE STOCK OPTION PLAN

     The Option Committee consists of two or more members of the Company's Board of Directors, each of whom must be a "disinterested person" within the meaning of Section 16 of the Exchange Act. Members of the Option Committee serve at the pleasure of the Board. The Option Committee is authorized to select from among the eligible officers and other employees the individuals to whom options are to be granted, to determine the number of shares to be subject to such options, to designate whether such options will be incentive options or non-qualified stock options and to determine the terms and conditions of the options, consistent with the Stock Option Plan. The Option Committee has full power to interpret the Stock Option Plan and the options and to adopt such rules for the administration, interpretation and application of the Stock Option Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to incentive stock options will be consistent with the basic purpose of the Stock Option Plan to grant "incentive stock options" within the meaning of Section 422A of the Code.

     No options may be granted under the Stock Option Plan after October 31, 1999. Options granted before termination of the Stock Option Plan will remain exercisable in accordance with their respective terms after termination of the Stock Option Plan.

OPTION PRICE

     The prices for the shares of Common Stock which may be issued under the Stock Option Plan are or will be as specified in the Incentive Stock Option Agreement or the Non-Qualified Stock Option Agreement. The Stock Option Plan requires that the option price for options granted thereunder be no less than 100% of the fair market value of the Common Stock subject to the option on the date the option is granted (or 110% of the fair market value in the case of an incentive stock option granted to a person who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company). For purposes of the Stock Option Plan, fair market value of a share of Common Stock on any date is considered to be (i) the closing price of a share of Common Stock on the principal exchange on which the shares of Common Stock are then trading on the day previous to that date, (ii) if the Common Stock is not traded on an exchange, (a) the last sales price (if the stock is then listed on the Nasdaq National Market) or (b) the mean between the closing representative bid and asked prices, for the Common Stock on the day previous to that date as reported by the National Association of Securities Dealers, Inc. through the Nasdaq National Market or a successor quotation system, (iii) if the Common Stock is not traded on an exchange and prices are not provided through the Nasdaq National Market or a successor quotation system, the mean between the closing bid and asked prices for the stock on the day previous to that date as determined in good faith by the Option Committee, or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Option Committee acting in good faith for purposes of granting options under the Stock Option Plan.

EXERCISE AND EXPIRATION OF OPTIONS

     Except as the Option Committee may otherwise provide, no option may be exercised in whole or in part during the first year after it is granted or, except for the earlier expiration of an option for the reasons described below, after the expiration of a period of ten years from the date of grant in the case of incentive stock options and ten years and one day from the date of grant in the case of non-qualified stock options. The aggregate fair market value (determined as of the time of the option is granted) of the shares of the Company's Common Stock, with respect to which incentive stock options are exercisable for the first time by an option holder during any calendar year, may not exceed $100,000. Incentive stock options granted to persons then owning, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary or parent corporation, may not be exercised after the expiration of five years from the date of grant. Options generally may not be exercised unless the optionee has remained in the employment of the Company, any subsidiary or parent corporation, continuously from the date of grant through the date of exercise of the option. Subject to the foregoing, options become exercisable at such times and in such installments (which may be cumulative) as the Option Committee shall provide in the terms of each individual option; provided, however, that by resolution adopted after an option has been granted the Option Committee may accelerate the time at which such option or portion thereof may be exercised.

     Under the Stock Option Plan, the right to exercise any option generally expires three months after an optionee's termination of employment, but if the optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or dies within three months after termination of employment, any outstanding option will expire one year from the date of the optionee's death or termination due to the disability; provided, however, that the Option Committee may provide in the terms of individual options that such options expire immediately upon termination of employment for any reason.

     Options may be exercised by a written notice of exercise signed by the optionee or other person then entitled to exercise such option or portion and delivered to the Company's Secretary or his office. Common Stock purchased upon the exercise of options may be paid for by the option holder either (i) in cash or by check, (ii) with the consent of the Option Committee, with shares of any class of the Company's stock owned by the option holder with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which the option or portion is thereby exercised, (iii) with the consent of the Option Committee, by delivery of a full recourse promissory note bearing interest and payable upon terms prescribed by the Option Committee, or
(iv) any combination of the consideration described in the foregoing clauses
(i), (ii) and (iii).

   The Option Committee, in its absolute discretion, may provide by the terms of any option that such option cannot be exercised after a merger, consolidation, acquisition, liquidation or dissolution. It may also provide either by the terms of the option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution that, for some period of time prior to such event, such option shall be exercisable as to all shares covered thereby.

     The shares of Common Stock issuable and deliverable upon the exercise of an option may be either previously authorized but unissued shares or issued shares which have been reacquired by the Company. The Company will issue and deliver certificates for shares of Common Stock purchased upon the exercise of any option after the fulfillment of certain conditions, including the payment to the Company, the subsidiary or parent corporation of all amounts which are required to be withheld under Federal, state or local law in connection with the exercise of the option. All amounts received by the Company in excess of such withheld amounts and expenses of administration of the Stock Option Plan shall be used for general corporate purposes.

     No optionee will have any rights as a stockholder unless and until shares of the Common Stock are issued and delivered. Other than the option grants executed in connection with each option granted, optionees are not provided with any periodic or other report concerning the status of their individual options. However, the Company will supply information in response to inquiries.

PLAN AMENDMENTS

     The stockholders of the Company must approve all amendments to the Stock Option Plan which increase the number of shares which are authorized for issuance upon exercise of options (except for anti-dilution adjustments), reduce the minimum option price for the shares, modify the eligibility requirements, extend the period during which options may be granted, or amend or modify the Stock Option Plan in a manner requiring stockholder approval under Rule 16b-3 of the Exchange Act. In all other respects, the Stock Option Plan may be amended, suspended, or terminated by the Option Committee. No such amendment, suspension, or termination may, however, alter or impair the rights or obligations of the holders of outstanding options without the consent of such holders.

OPTIONS NOT TRANSFERABLE

     No option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing prevents transfers by will or by the applicable laws of descent and distribution.

     Unless otherwise approved in writing by the Option Committee, shares acquired upon exercise of any option by officers of the Company, its parent(s) or subsidiaries who are deemed "officers" for purposes of Rule 16a-1(f) of the Exchange Act ("Officers") may not be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date the options were granted. The Option Committee may impose such other restrictions on the transferability of the shares of Common Stock purchased upon the exercise of an option as it deems appropriate, including without limitation, granting the Company the right to repurchase the optionee's shares under certain circumstances upon a termination of employment, and any such restriction will be set forth in the Stock Option Agreement pursuant to which such option is granted and may be referred to on the certificates evidencing such shares. The Option Committee may require any officer or employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an incentive stock option within two years from the date of granting such option, or within one year after the transfer of such shares to such officer or employee. The Option Committee may direct that the certificates evidencing shares acquired by exercise of an incentive stock option refer to such requirement to give prompt notice of disposition.

RESTRICTIONS ON RESALE

     Employees and officers who are not "affiliates" of the Company within the meaning of the rules and regulations under the Securities Act ordinarily may offer or resell shares of Common Stock they acquire upon exercise of options under the Stock Option Plan without registration under the Securities Act. Employees and officers who are "affiliates" of the Company may not offer or resell shares acquired under the Stock Option Plan without compliance with Rule 144 promulgated under the Securities Act or registration under the Securities Act.

     Under Section 16(b) of the Exchange Act, any Officer may be liable to the Company for profit realized from any purchase and sale (or any sale and purchase) of shares of Common Stock occurring within a period of less than six months, irrespective of the intention on the part of such person entering into the transaction. The Stock Option Plan was recently amended and restated to, among other things, institute a holding period for shares of Common Stock acquired pursuant to the Stock Option Plan by Officers. This holding period as well as other features of the Stock Option Plan are designed to help such persons comply with rules promulgated under Section 16(b) of the Exchange Act which would exempt acquisitions of Common Stock under the Stock Option Plan such that a sale of the Company's equity securities within six months before or after the acquisition of options under the Stock Option Plan may not result in a short-swing profit liability.

FEDERAL INCOME TAX CONSEQUENCES

     The income tax consequences of the Stock Option Plan under current federal law are summarized below. The discussion is intended to provide only general information. State and local income tax consequences are not discussed.

     Non-Qualified Stock Options. Holders of non-qualified stock options will not realize income for federal income tax purposes as a result of the grant of the option, but normally will realize compensation income upon exercise of the non-qualified stock option to the extent that the fair market value of the shares on the date of exercise of the option exceeds the aggregate option exercise price paid. The Company (or the corporation that is the employer of the optionee) is entitled to a deduction in the same amount at the time of exercise of the option, provided that the Company (or the corporation that is the employer of the optionee) withholds taxes on the ordinary income realized by an optionee upon the exercise of a non-qualified stock option.

     Optionees who are subject to the short-swing profits restrictions of
Section 16(b) of the Exchange Act ("Insiders") may be affected by Section 83(c) of the Code. Section 83(c) provides generally that, unless the Insider otherwise elects, so long as the sale of securities at a profit could subject an Insider to suit under Section 16(b), the imposition and calculation of the tax on any compensation income realized will be deferred until the six-month 16(b) period expires. Amendments to the rules under Section 16 of the Exchange Act, effective May 1, 1991, provide that option exercises will not constitute "purchases" for
Section 16(b) purposes. As a result, Section 83(c) will no longer apply to option exercises (provided the option has been held for six months or more) and Insiders will be taxed on the difference between the option exercise price and the fair market value of the stock at the date of exercise.

     Pursuant to the Stock Option Plan, a holder of non-qualified stock options may exercise such options through delivery of shares of the Company's Common Stock already held by such holder. The tax consequences resulting from the exercise of non-qualified stock options through the delivery of already-owned shares are not completely certain. The Internal Revenue Service in a published ruling has taken the position that the tax consequences of exercising options with shares of the Company's Common Stock must be determined separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as compensation income). Specifically, to the extent the number of shares of the Company's Common Stock acquired upon exercise of the options equals the number of shares of Common Stock delivered, the optionee will not recognize gain and the optionee's basis in the Common Stock acquired upon such exercise will equal the optionee's basis in the surrendered shares of the Common Stock. Any additional shares of the Common Stock acquired upon such exercise will result in compensation income to the optionee in an amount equal to their then fair market value and, accordingly, the basis in such additional shares of the Common Stock will be their fair market value.

     Incentive Stock Options. Holders of incentive stock options will not realize income for federal income tax purposes upon either the grant of the option or its exercise. However, the amount by which the fair market value of the shares purchased upon exercise of the option exceeds the option price will be an "item of adjustment" for purposes of alternative minimum tax. Upon the sale or other taxable disposition of the shares purchased upon exercise of the option, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of the shares has taken place within either (i) two years from the date of grant of the option or (ii) one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of such one-year or two-year periods, the difference between the option price and the fair market value of the shares on the date on which the option is exercised will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If there is a disposition of the shares before the expiration of such one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income is limited to the amount realized less the option exercise price paid. The Company (or other employer corporation) will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon sale or other disposition of the shares received upon exercise of the option.

     As with non-qualified stock options, a holder of incentive stock options may exercise such options through delivery of shares of the Company's Common Stock already held by such holder. Although the analysis in this paragraph is under study by the Internal Revenue Service, pursuant to Proposed Treasury Regulation Section 1.422A-2, the tax consequences of exercising incentive stock options with shares of the Company's Common Stock must be analyzed separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as an incentive stock option transaction). Specifically, the optionee's basis in the Company's Common Stock acquired upon such exercise, to the extent of the number of shares delivered, is equal to his or her basis in the surrendered shares. The optionee's basis in any additional shares of Common Stock acquired upon such exercise is zero. If an optionee delivers Common Stock acquired by the exercise of incentive stock options to acquire other Common Stock in connection with the exercise of incentive stock options, such optionee will recognize compensation income on the transaction if the delivered Common Stock has not been held for the required one-year or two-year holding period. In addition, any sale or other disposition of Common Stock acquired by exercising the incentive stock options through delivery of the Company's Common Stock, within the one-year or two-year period, will be viewed first as a disposition of Common Stock with the zero basis.



VOTE AND RECOMMENDATIONS

     The affirmative vote of a majority of the outstanding shares of the Company's Common Stock represented at the Meeting is required to adopt the proposed Amendment to the Stock Option Plan. Abstentions as to this Proposal 2 will be treated as votes against Proposal 2. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 2 and will not be counted as votes for or against Proposal 2. Properly executed, unrevoked Proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the Proxy.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE PROPOSED AMENDMENT TO THE STOCK OPTION PLAN.


                                   PROPOSAL 3

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, the Company's independent auditors for the fiscal year ended December 31, 1994, was selected by the Board of Directors, upon recommendation of the Audit Committee (see "Proposal 1-ELECTION OF DIRECTORS"), to act in the same capacity for the fiscal year ending December 31, 1995, subject to ratification by the stockholders pursuant to this Proposal 3. Neither the firm nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditor.

     Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have the opportunity to make statements if they so desire and respond to appropriate questions from the stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                 STOCKHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     All proposals of stockholders intended to be presented at the Company's 1996 Annual Meeting of Stockholders must be directed to the attention of the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, by December 31, 1995 if they are to be considered for possible inclusion in the Proxy Statement and form of proxy used in connection with such meeting.


                                 OTHER MATTERS

     As of the date of this Proxy Statement the Board of Directors knows of no other matters which may be presented for consideration at the Meeting. However, if any other matter is presented properly for consideration and action at the Meeting, or any adjournment or postponement thereof, it is intended that the Proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                     By Order of the Board of Directors,



                                     James F. Maroney, III,
                                     Vice President, Secretary and General
                                     Counsel

Dated:  April 29, 1995

                                AMENDMENT TO THE
                     AMENDED AND RESTATED STOCK OPTION PLAN
                              FOR KEY EMPLOYEES OF
                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION



      This amendment to the Amended and Restated Stock Option Plan for Key Employees of Tuboscope Vetco International Corporation (the "Stock Option Plan") is adopted by Tuboscope Vetco International Corporation, a Delaware corporation (the "Company"), effective as of June 8, 1995.

                                    RECITALS
                                    --------

      A. The Company's Stock Option Plan was adopted by the Board of Directors and approved by the stockholders of the Company at the 1990 Annual Meeting.

      B. Section 7.2 of the Stock Option Plan provides that the Board of Directors may amend the Stock Option Plan, subject in certain instances to receipt of approval of the stockholders of the Company.

      C. On April 19, 1995, the Board of Directors unanimously adopted an amendment to the Stock Option Plan increasing the number of shares of Common Stock of the Company reserved for issuance from 1,399,000 shares to 1,799,000 shares.

      D. The amendment to the Stock Option Plan was presented to the stockholders for approval at the 1995 Annual Meeting of Stockholders held on the 8th day of June 1995.

                                   AMENDMENT
                                   ---------

      1. Section 2.1 - Shares Subject to Plan of the Stock Option Plan is hereby amended to read in its entirety as follows:

      "Section 2.1 - Shares Subject to Plan
       -----------   ----------------------

            The shares of stock subject to Options shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,799,000."


      The undersigned, James F. Maroney, III, Secretary of the Company, hereby certifies that the Board of Directors and the stockholders of the Company adopted the foregoing amendment to the Stock Option Plan on April 19, 1995 and June 8, 1995, respectively.

      Executed at Houston, Texas this _____ day of June 1995.



                  __________________________________________
                  James F. Maroney, III, Secretary

                     AMENDED AND RESTATED STOCK OPTION PLAN
                     --------------------------------------
                              FOR KEY EMPLOYEES OF
                              --------------------
                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION
                   -----------------------------------------


       Tuboscope Vetco International Corporation, a corporation organized under the laws of the State of Delaware, hereby adopts this Amended and Restated Stock Option Plan For Key Employees of Tuboscope Vetco International Corporation. The purposes of this Plan are as follows:

       (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

       (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE

                                  DEFINITIONS
                                  -----------

       Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1 - BOARD
- -----------   -----

            "Board" shall mean the Board of Directors of the Company.

SECTION 1.2 - CODE
- -----------   ----

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

SECTION 1.3 - COMMITTEE
- -----------   ---------

            "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 6.1.

SECTION 1.4 - COMPANY
- -----------   -------

            "Company" shall mean Tuboscope Vetco International Corporation. In addition, "Company" shall mean any corporation assuming, or issuing new employee stock options in substitution for, Incentive Stock Options outstanding under the Plan, in a transaction to which Section 424(a) of the Code applies.

SECTION 1.5 - DIRECTOR
- -----------   --------

            "Director" shall mean a member of the Board.

SECTION 1.6 - EMPLOYEE
- -----------   --------

            "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any corporation which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

SECTION 1.7 - EXCHANGE ACT
- -----------   ------------

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.8 - INCENTIVE STOCK OPTION
- -----------   ----------------------

             "Incentive Stock Option" shall mean an Option which qualifies under
Section 422A of the Code and which is designated as an Incentive Stock Option by the Committee.

SECTION 1.9  - NON-QUALIFIED OPTION
- -----------    --------------------

             "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Option by the Committee.

SECTION 1.10 - OFFICER
- ------------   -------

             "Officer" shall mean an officer of the Company as defined in Rule 16a-1(f) under the Exchange Act, as such Rule may be amended in the future.

SECTION 1.11 - OPTION
- ------------   ------

             "Option" shall mean an option to purchase capital stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.

SECTION 1.12 - OPTIONEE
- ------------   --------

             "Optionee" shall mean a person to whom an Option is granted under the Plan.

SECTION 1.13 - PARENT CORPORATION
- ------------   ------------------

             "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.14 - PLAN
- ------------   ----

             "Plan" shall mean this Amended and Restated Stock Option Plan For Key Employees of Tuboscope Vetco International Corporation.

SECTION 1.15 - RULE 16B-3
- ------------   ----------

             "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such rule may be amended in the future.

SECTION 1.16 - SECRETARY
- ------------   ---------

             "Secretary" shall mean the Secretary of the Company.

SECTION 1.17 - SECURITIES ACT
- ------------   --------------

             "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.18 - SUBSIDIARY
- ------------   ----------

             "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.19 - TERMINATION OF RELATIONSHIP
- ------------   ---------------------------

             "Termination of Relationship" shall mean the time when the employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous re-employment by the Company, a Parent Corporation or a Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Relationship, including, but not by way of limitation, the question of whether a

Termination of Relationship resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Relationship; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Relationship if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422A(a)(2) of the Code and the then applicable regulations and revenue rulings under said section.

                                  ARTICLE II

                            SHARES SUBJECT TO PLAN
                            ----------------------

SECTION 2.1 - SHARES SUBJECT TO PLAN
- -----------   ----------------------

            The shares of stock subject to Options shall be shares of the Company's $.01 par value Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 1,399,000.

SECTION 2.2 - UNEXERCISED OPTIONS
- -----------   -------------------

            If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.3 - CHANGES IN COMPANY'S SHARES
- -----------   ---------------------------

            In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                 ARTICLE III

                              GRANTING OF OPTIONS
                              -------------------

SECTION 3.1 - ELIGIBILITY
- -----------   -----------

            Any key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2.

SECTION 3.2 - QUALIFICATION OF INCENTIVE STOCK OPTIONS
- -----------   ----------------------------------------

            No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422A of the Code. Incentive Stock Options may only be granted to Employees.

SECTION 3.3 - GRANTING OF OPTIONS
- -----------   -------------------

            (a) The Committee shall from time to time, in its absolute discretion:

                  (i) Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                  (ii) Determine the number of shares to be subject to such Options granted to such selected key Employees and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                  (iii) Determine the terms and conditions of such Options, consistent with the Plan.

            (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.

Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option, the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                  ARTICLE IV

                               TERMS OF OPTIONS
- -----------------------------------------------

SECTION 4.1 - OPTION AGREEMENT
- -----------   ----------------

            Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422A of the Code.

SECTION 4.2 - OPTION PRICE
- -----------   ------------

            (a) The price of the shares subject to each Option shall be set by the Committee; provided, however, that the price per share shall be not less than 100% of the fair market value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option, the price per share shall not be less than 110% of the fair market value of such shares on the date such Option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation.

             (b) For purposes of the Plan, the fair market value of a share of the Company's stock as of a given date shall be: (i) the closing price of a share of the Company's stock on the principal exchange on which shares of the Company's stock are then trading, if any, on the day previous to such date, or, if shares were not traded on the day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system,
(1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith.

SECTION 4.3 - COMMENCEMENT OF EXERCISABILITY
- -----------   ------------------------------

            (a) Except as the Committee may otherwise provide with respect to Options granted to Employees who are not Officers, no Option may be exercised in whole or in part during the first year after such Option is granted.

             (b) Subject to the provisions of Sections 4.3(a) and 4.3(c), Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Section 4.3(c), accelerate the time at which such Option or any portion thereof may be exercised.

             (c) No portion of an Option which is unexercisable at Termination of Relationship shall thereafter become exercisable.

             (d) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the shares of the

Company's stock with respect to which "incentive stock options" (within the meaning of Section 422A of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

SECTION 4.4 - EXPIRATION OF OPTIONS
- -----------   ---------------------

            (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                   (i) In the case of an Incentive Stock Option (1) the expiration of ten years from the date the Option was granted or (2) in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

                   (ii) In the case of a Non-Qualified Option, the expiration of ten years and one day from the date the Option was granted; or

                   (iii) Except in the case of any Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of three months from the date of the Optionee's Termination of Relationship for any reason other than such Optionee's death unless the Optionee dies within said three-month period; or

                   (iv) In the case of an Optionee who is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Optionee's Termination of Relationship for any reason other than such Optionee's death unless the Optionee dies within said one-year period; or

                   (v) The expiration of one year from the date of the Optionee's death.

             (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Relationship for any reason.

SECTION 4.5 - CONSIDERATION
- -----------   -------------

            In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

SECTION 4.6 - ADJUSTMENTS IN OUTSTANDING OPTIONS
- -----------   ----------------------------------

            In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

SECTION 4.7 - MERGER, CONSOLIDATION, ACQUISITION, LIQUIDATION OR DISSOLUTION
- -----------   --------------------------------------------------------------

             In its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; or the Board may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide that such Option shall be assumed or an equivalent option substituted by any successor corporation of the Company' or the Committee may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a),
Section 4.3(b) and/or any installment provisions of such Option, but subject to
Section 4.3(d).

                                  ARTICLE V

                              EXERCISE OF OPTIONS
                              -------------------

SECTION 5.1 - PERSON ELIGIBLE TO EXERCISE
- -----------   ---------------------------

            During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2 - PARTIAL EXERCISE
- -----------   ----------------

            At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

SECTION 5.3 - MANNER OF EXERCISE
- -----------   ------------------

            An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

                   (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

                   (b)   (i)   Full payment (in cash or by check) for the shares
        with respect to which such Option or portion is thereby exercised; or

                         (ii) With the consent of the Committee, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer to the Company, or issuable to the Optionee upon exercise of the Option, with a fair market value (as determinable under Section 4.2(b)) on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or

                         (iii) With the consent of the Committee, a full recourse promissory note bearing interest (at least such rate as shall then preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Committee. The Committee may also prescribe the form of such note and the security to be given for such note. No Option may, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law; or

                         (iv)  With the consent of the Committee, any
        combination of the consideration provided in the foregoing subsections
        (i), (ii) and (iii); and

                   (c) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; with the consent of the Committee, shares of the Company's Common Stock owned by the Optionee duly endorsed for transfer, or issuable to the Optionee upon exercise of the Option, valued in accordance with Section 4.2(b) at the date of Option exercise, may be used to make all or part of such payment;

                   (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to affect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

                   (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4 - CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES
- -----------    --------------------------------------------

             The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                   (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                   (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                   (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                   (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

                   (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

SECTION 5.5 - RIGHTS AS SHAREHOLDERS
- -----------   ----------------------

            The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

SECTION 5.6 - TRANSFER RESTRICTIONS
- -----------   ---------------------

            Unless otherwise approved in writing by the Committee, no shares acquired upon exercise of any Option by any Officer may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that such Option was granted. The Committee, in its absolute discretion, may impose such other restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such other restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI

                                ADMINISTRATION
                                --------------

SECTION 6.1 - STOCK OPTION COMMITTEE
- -----------   ----------------------

            The Stock Option Committee shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board, each of whom is a "disinterested person" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

SECTION 6.2 - DUTIES AND POWERS OF COMMITTEE
- -----------   ------------------------------

            It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. The Board shall have no right to exercise any of the rights and duties of the Committee under the Plan.

SECTION 6.3 - MAJORITY RULE
- -----------   -------------

            The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

SECTION 6.4 - COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS
              ---------------------------------------------------------

            Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                 ARTICLE VII

                               OTHER PROVISIONS
                               ----------------

SECTION 7.1 - OPTIONS NOT TRANSFERABLE
- -----------   ------------------------

            No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

SECTION 7.2 - AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN
- -----------   ------------------------------------------------

            The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Committee. However, without approval of the Company's shareholders given within 12 months before or after the action by the Committee, no action of the Committee may, except as provided in Section 2.3, increase any limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, modify the eligibility requirements of Section 3.1, reduce the minimum Option price requirements of Section 4.2(a), extend the limit imposed in this Section 7.2 on the period during which Options may be granted or amend or modify the Plan in a manner requiring shareholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after December 31, 1999.

SECTION 7.3 - EFFECT OF PLAN UPON OTHER OPTION AND COMPENSATION PLANS
- -----------   -------------------------------------------------------

            The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.4 - TITLES
- -----------   ------

            Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

SECTION 7.5 - CONFORMITY TO SECURITIES LAWS
- -----------   -----------------------------

            The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                                  *  *  *  *


             I hereby certify that the foregoing Plan was adopted by the Board of Directors of Tuboscope Vetco International Corporation on December 31, 1989, and by its stockholders on January 22, 1990, as amended by the First Amendment thereto adopted by the Board of Directors of Tuboscope Vetco International Corporation on September 30, 1990, as amended by the Second Amendment thereto adopted by the Board of Directors and approved by the stockholders on April 30, 1991, as amended by the Third Amendment thereto adopted by the Board of Directors on July 30, 1991, as amended by the Fourth Amendment thereto adopted by the Board of Directors on December 18, 1991 and approved by the stockholders on May 12, 1992, as amended by the Fifth Amendment thereto adopted by the Board of Directors on the date hereof.

             Executed this _______ day of __________________, 1992.



                       ________________________________
                             James F. Maroney, III
                           Vice President, Secretary
                              and General Counsel

                   TUBOSCOPE VETCO INTERNATIONAL CORPORATION
                    2835 Holmes Road, Houston, Texas 77051

           Proxy for Annual Meeting of Stockholders on June 8, 1995

                  THIS PROXY IS SOLICITED BY AND ON BEHALF OF
     THE BOARD OF DIRECTORS OF TUBOSCOPE VETCO INTERNATIONAL CORPORATION.

    The undersigned hereby appoints Ronald L. Koons and James F. Maroney, III as Proxies, each of them with full power to act without the other and to appoint his substitute, and hereby authorizes the Proxies to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Tuboscope Vetco International Corporation held of record by the undersigned on April 26, 1995 at the Annual Meeting of Stockholders to be held on June 8, 1995, or any adjournment or postponement thereof.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees listed under proposal 1 and "FOR" proposals 2 and 3.

                                         (Continued and to be signed on reverse)

________________________________________________________________________________

PLEASE MARK BOXES [ ] OR [X] IN BLUE OR BLACK INK.


          ______________               _________________
          ACCOUNT NUMBER                    COMMON

1. ELECTION OF    WITHHOLD      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
   DIRECTORS      AUTHORITY     ANY INDIVIDUAL NOMINEE, DRAW A LINE THROUGH (OR
   FOR all        to vote for   OTHERWISE strike out) the nominee's name in the
   nominees       all nominees  list below.
   (except as       listed
   marked to the   at right     Jerome R. Baier; Martin G. Hubbard; William V.
   contrary)                    Larkin, Jr.; Eric L. Mattson; Timothy M.
                                Pennington, III; Martin R. Reid; Patrick T.
                                Seaver; James J. Shelton; Frederick J. Warren



2. Proposal to         3. Ratification of       4. In their discretion, the
   amend the              Ernst & Young            Proxies are authorized to
   Amended and            LLP as the company's     vote upon such other business
   Restated Stock         independent auditors.    as may properly come before
   Option                                          the Annual Meeting of
   Plan for Key                                    Stockholders or any
   Employees,                                      adjournment therfore.
   increasing the
   number of shares
   reserved for issuance
   thereunder.


   FOR   AGAINST   ABSTAIN              FOR   AGAINST   ABSTAIN

   [ ]     [ ]       [ ]                [ ]     [ ]       [ ]



                                   Please sign exactly as name appears below.
                                   When shares are held by joint tenants both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                   Dated:_________________________________, 1995

                                   _____________________________________________
                                                       Signature